STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY PORTFOLIOS

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R	INVESTOR	SELECT	TRUST
Balanced Fund	SBALX	VBFCX	VBFIX	VBFGX	--	--	--
Core Bond Index Fund (formerly known as Core Bond Fund)	SIMIX	--	VCBIX	--	--	--	--
Diversified Stock Fund	SRVEX	VDSCX	VDSIX	GRINX	--	--	--
Established Value Fund	VETAX	--	VEVIX	GETGX	--	--	--
Federal Money Market Fund	--	--	--	--	SBFXX	SBSXX	--
Financial Reserves Fund	FNRXX	--	--	--	--	--	--
Fund for Income	IPFIX	VFFCX	--	GGIFX	--	--	--
Government Reserves Fund	--	--	--	--	--	GMUXX	VGGXX
Global Equity Fund	VPGEX	VPGCX	VPGYX	--	--	--	--
Institutional Money Market Fund	--	--	--	--	VICXX	VISXX	--
International Fund	VIAFX	VICFX	VIIFX	--	--	--	--
International Select Fund	VISFX	VISKX	VISIX	--	--	--	--
Investment Grade Convertible Fund	SBFCX	--	VICIX	--	--	--	--
Large Cap Growth Fund	VFGAX	VFGCX	--	VFGRX	--	--	--
National Municipal Bond Fund	VNMAX	--	--	--	--	--	--
Ohio Municipal Bond Fund	SOHTX	--	--	--	--	--	--
Ohio Municipal Money Market Fund	AOHXX	--	--	--	--	--	--
Prime Obligations Fund	SPOXX	--	--	--	--	--	--
Small Company Opportunity Fund	SSGSX	--	VSOIX	GOGFX	--	--	--
Special Value Fund	SSVSX	VSVCX	VSPIX	VSVGX	--	--	--
Stock Index Fund	SSTIX	--	--	VINGX	--	--	--
Tax-Free Money Market Fund	STOXX	--	--	--	--	--	--
Value Fund	SVLSX	VVFCX	VVFIX	VVFGX	--	--	--

Supplement dated November 8, 2010 to the
Statement of Additional Information (“SAI”) dated March 1, 2010
As revised March 18, 2010 and May 28, 2010

1.
Effective, November 12, 2010, the Core Bond Fund will change its name to Core Bond Index Fund.  All references to Core Bond Fund in this Statement of Additional Information are to be replaced with Core Bond Index Fund.

2.	The following modifies the section entitled “ADVISORY AND OTHER CONTRACTS – Portfolio Managers – Other Accounts” which begins on page 75.

Effective November 12, 2010 Cynthia G. Koury serves as senior portfolio manager, Lawrence G. Babin serves as lead portfolio manager, and Ernest C. Pelaia serves as portfolio manager of the Balanced Fund.  Also effective November 12, 2010, Ernest C. Pelaia serves as portfolio manager of Core Bond Index Fund; Heidi Adelman serves as sole portfolio manager of Fund for Income; and Paul A. Toft serves as portfolio manager for both the National Municipal Bond Fund and the Ohio Municipal Bond Fund.

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Fund (Portfolio Management Team)	Number of Other Accounts (Total Assets)1 as of October 31, 2009	Number of Other Accounts (Total Assets)1 Subject to a Performance Fee as of October 31, 2009
Balanced Fund (Ms. Cynthia G. Koury, Mr. Lawrence G. Babin and Mr. Ernest C. Pelaia)
Other Investment Companies	7 ($1.1 billion)	None
Other Pooled Investment Vehicles	31 ($7.9 billion)	None
Other Accounts	3,187 ($8.3 billion)	29 ($1.8 billion)
Core Bond Index Fund (Mr. Ernest C. Pelaia)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	17 ($2.0 billion)	None
Other Accounts	57 ($1.3 billion)	21 ($292.3 million)
Fund for Income (Ms. Heidi Adelman)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	17 ($1.8 billion)	None
Other Accounts	57 ($1.3 billion)	21 ($292.3 million)
National Municipal Bond Fund (Mr. Paul A. Toft)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	9 ($674.8 million)	None
Other Accounts	9 ($321.0 million)	1 ($110.0 million)
Ohio Municipal Bond Fund (Mr. Paul A. Toft)
Other Investment Companies	None	N/A
Other Pooled Investment Vehicles	9 ($667.0 million)	None
Other Accounts	9 ($321.0 million)	1 ($110.0 million)

1      Rounded to the nearest billion, or million, as relevant.

The following table indicates the dollar range of shares of the relevant Fund beneficially owned by the indicated portfolio manager as of June 30, 2010.  Information concerning beneficial ownership of Fund shares by the Balanced Fund’s other mangers is included in the SAI.

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of June 30, 2010
Mr. Pelaia	Balanced Fund	None
	Core Bond Index Fund	None

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3.	The following modifies the third and fourth paragraphs of the section entitled “Advisory and Other Contracts — Portfolio Managers — Compensation,” which begins on p. 78:

The Funds’ portfolio managers may participate either in the Adviser’s long-term incentive plan, the results for which are based on the Adviser’s business results (the “Adviser Incentive Plan”), or may receive options on KeyCorp common stock (the “KeyCorp Incentive Plan”).  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.  The following portfolio managers participate in the Adviser Incentive Plan: Mr. Babin, Ms. Bush, Mr. Conners, Mr. Dahl, Mr. Danes, Mr. Globits, Mr. Graff, Mr. Janus, Mr. Kaesberg, Mr. Kefer, Mr. Knerr, Mr. Koskuba, Ms. Koury, Mr. La Jaunie, Mr. Maronak, Mr. Miller, Mr. Putman, Ms. Rains, Mr. Sachdeva and Mr. Schmitt.  The following portfolio managers participate in the KeyCorp Incentive Plan: Ms. Adelman, Mr. Kilbane, Mr. Pelaia, and Mr. Toft.

In addition to the compensation described above, each of the Diversified Stock Fund’s portfolio managers (Mr. Babin, Mr. Danes and Ms. Rains), the Core Bond Index Fund’s portfolio manager (Mr. Pelaia), the Global Equity, International and International Select Funds’ portfolio managers (Mr. Knerr, Mr. La Jaunie) may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Diversified Stock, Core Bond Index , Global Equity, International and International Select Funds.

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